SECURITIES AND EXCHANGE COMMISSION



                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



   Date Report (Date of earliest event reported) April 15, 1997



                  BONNEVILLE PACIFIC CORPORATION
        (Exact name of registrant as specified in charter)



     Delaware                 0-14846             87-0363215
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     (State or other          (Commission         (IRA Employer
     jurisdiction of          File Number)        Identification No.)
     incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah          84101
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number including area code  (801) 363-2520
                                                   --------------

(Former name or former address, if changed since last report) Not applicable
                                                              --------------

Item 3.   Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period March 1, 1997 to March 31, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.   Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BONNEVILLE PACIFIC CORPORATION



                                   /s/ Roger G. Segal
                              By:  Roger G. Segal, Chapter 11 Trustee

DATED April 15, 1997

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BONNEVILLE PACIFIC CORPORATION



                                   /s/ R. Stephen Blackham
                              By:  R. Stephen Blackham, Assistant Controller

DATED April 15, 1997

                        INDEX TO EXHIBITS


Exhibit                                                  Page No.
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28.1           Monthly Financial Report - Chapter 11,
               for the period March 1, 1997 to March
               31, 1997, of the Registrant, dated April
               15, 1997 as filed by the Registrant with
               the United States Bankruptcy Court for
               the District of Utah, Central Division
               on April 15, 1997 . . . . . . . . . . . . . . . .5

                                                     MONTHLY FINANCIAL REPORT
                                                                   CHAPTER 11

DEBTOR: BONNEVILLE PACIFIC CORPORATION
        ------------------------------
CASE NO. 91A-27701  For Period March 1 to March 31, 1997
         ---------             -------    --------------
         Accounting Method Used: [X] Accrual Basis   [  ] Cash Basis


                                 COVER SHEET
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                          THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For Each     MONTH.  The debtor must attach each of the following
Required Report/Document  reports/documents unless the U.S. Trustee has waived the requirement in writing.  File original with
                          Clerk of Court.  File duplicate with U.S. Trustee.
-------------------------------------------------------------------------------
Report/Document Previously
   Attache        Waived           REQUIRED REPORTS/DOCUMENTS
-------------------------------------------------------------------------------
     [X]           [ ]     Cash Receipts & Disbursements Statement (Form 2-B)
     [X]           [ ]     Balance Sheet (Form 2-C)
     [X]           [ ]     Profit and Loss Statement (Form 2-D)
     [X]           [ ]     Supporting Schedules (Form 2-E)
     [X]           [ ]     Quarterly Fee Summary (Form 2-F)
     [X]           [ ]     Narrative (Form 2-G)
     [X]           [ ]     Bank Statement(s) for Debtor in Possession Account(s)
-------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:  April 15, 1997
              --------------
                              Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                          /s/ R. Stephen Blackham
                              By:         R. Stephen Blackham
                              Position:   Assistant Controller

                 Statement of Chapter 11 Trustee

     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of April 1997.


                                   /s/ Roger G. Segal
                              By:  Roger G. Segal, Chapter 11 Trustee

             DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                     Bankruptcy No. 91A-27701
                            Narrative
                For the Month Ended March 31, 1997


                             Form 2-G
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Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued
to conduct its normal business activities during the month of March 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of March and the first part of April 1997(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

1. The Segal v. Portland General, et al. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's four (4) Annual Reports, including the Report for the period of July 1, 1995 through June 30, 1996 filed on September 19, 1996 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) must be reviewed for an understanding of the history and

---------------
(1) This narrative attempts to summarize significant events affecting the Company through April 11, 1997.

     nature of the Litigation, including previous settlements(2) reached by the Trustee. For all practical purposes the Litigation has been concluded (but also see the discussion below).

     On or about February 18, 1997, the Trustee entered into a verbal settlement agreement with Dinuba Energy, Inc. and Ronald C. Yanke, defendants in an action severed from the main Litigation. Pursuant to the settlement, which was documented by formal settlement agreement dated February 24, 1997, Dinuba & Yanke agreed to pay to the Trustee the sum of $4,500,000.00. The Company and Dinuba and Yanke also agreed to release one another from any and all claims or causes of action.
     The settlement was conditioned upon approval of the settlement by the United States District Court and the United States Bankruptcy Court.
     The hearing on the Trustee's Motion for Approval of the Settlement Agreement was heard as scheduled on March 17, 1997, at which hearing the Bankruptcy Court granted the Trustee's Motion and approved the settlement. Thereafter, the U.S. District Court, based upon the parties Stipulated Motion for Final Judgment and Order for Dismissal, signed the judgment and order dismissing the action Dinuba & Yanke paid the $4,500,000.00 settlement amount on or about March 21, 1997.

     A continued hearing was held by the District Court on November 1, 1996 in one of the actions severed from the main Litigation concerning the Motion by Defendant William Cerutti for Summary Judgment (Segal v. Cerutti, United States District Court for the District of Utah, Case No. 92-CV-1115-J-C). At the hearing the Court made an oral ruling granting the Defendant's motion. The Defendant filed a Proposed Order Granting Summary Judgment and on December 16, 1996 the Trustee filed a Motion for Reconsideration and an objection to the Proposed Order. A hearing on the Trustee's Motion for Reconsideration was held on February 28, 1997 at which time the Court took the matter under advisement. As of this date the Court has not ruled on the Motion.

     The Trustee has also entered into "tolling agreements" with certain persons or entities which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person or entity. The Trustee and his respective attorneys are now completing their investigation into those persons or entities which executed tolling agreements; such investigation includes conducting additional Rule 2004 examination. If the Trustee is not able to settle possible claims held by the estate against persons or entities who or which signed tolling agreements and

---------------
(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     who or which the Trustee believe are liable to the Bonneville estate, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation on behalf of the Trustee for Bonneville Pacific.

     On April 10, 1997, the Trustee entered into a verbal settlement agreement with one of the entities which had signed a tolling agreement, Norwest Bank Minnesota, N.A, ("Norwest"). Pursuant to the settlement, which is to be promptly documented by formal settlement agreement, Norwest has agreed to pay to the Trustee the sum of five million dollars ($5,000,000.00) and the Trustee has agreed to waive and release all claims against Norwest. The settlement is conditioned upon approval of the settlement agreement by the United States Bankruptcy Court.

     All litigation settlement recoveries actually received by the Company are subject to a contingency fee in favor of the law firm of Beus, Gilbert & Morrill, special litigation counsel for the Trustee. The "Legal Representation Agreement" between the Trustee and Beus, Gilbert & Morrill, which agreement sets forth the terms of the contingent fee arrangement, was approved by the Bankruptcy Court in 1992. Pursuant to the contingent fee agreement, Beus, Gilbert & Morrill would, after subtracting for litigation costs, be paid forty percent (40%) of any settlement or litigation recoveries received after trial commences, thirty-three percent (33%) of any settlement sums received after the litigation is filed but before trial commences, or, as the case may be, twenty percent (20%) of the settlement sum received if the settlement occurs before litigation is commenced ( in all instances less amounts paid to the Trustee's General Counsel, Cohne, Rappaport & Segal, P.C., for fees related to the Litigation). Any fees or costs to be paid to Beus, Gilbert & Morrill must first be allowed (approved) by the Bankruptcy Court upon application after notice and hearing.

In addition to the above described litigation matters, the Company continues in its business operations. Significant actions and events during March 1997 related to business matters are as follows:

1. The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1 but curtailments, if any, have been minimal over the last several Reporting Periods. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC.

     In prior reports (See Trustees Monthly Financial Report dated
     October 15, 1996), it was noted that NPC had filed various appeals relative to the 1996 arbitration proceedings. The appeals included NPC's appeal to the Nevada Supreme Court of its denied motion to enjoin the arbitration proceedings in their entirety. The Nevada Supreme Court recently denied NPC's appeal and on March 18, 1997 entered an order of Remittitur effectively concluding this appeal. The Trustee continues to monitor its appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada.

     As previously reported, NCA #1 and NPC have entered into monthly Displacement Agreements in an effort to mitigate future difficulties and curtailments. Under the Displacement Agreement, NPC, for consideration, may displace a portion of its energy purchase obligation under the Power Purchase Agreement between the parties. Due to economic conditions existing at the time, a Displacement Agreement was not entered into for the month of March, 1997. The parties have not yet determined whether to enter into a long term Displacement Agreement.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control Nox emissions. Representatives of both sides of this dispute continue to resolve this matter during the Reporting Period.

Analysis of Claims and Possible Distributions.

Prepetition claims against the Bonneville Pacific bankruptcy state total approximately two hundred million dollars in booked and unbooked liabilities (excluding any addition for possible post-petition interest). The exact amount of such claims is still undetermined and the distribution priority for such claims is still being researched, investigated, litigated or negotiated by the Trustee and other parties in interest (see the further discussion which follows). Also see the "Trustee's Preliminary Report (Estimate) Concerning Claims filed Against the Estate" which was attached to the Narrative to the February 1997 Monthly Financial Report and which was filed with the Bankruptcy Court on or about March 17, 1997.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities.
See 11 U.S.C. section 510(b). The Motion also sought approval of a form of notice to be sent to potential creditors, approval of a form proof of claim, approval of a procedure to identify potential claimants and a procedure for notice by publication. A hearing on the Motion was scheduled before the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 320 additional claims have been filed since December 16, 1996. The Trustee has completed his initial review of each of the claims; such review process was delayed due to the large number of claims and the diverse manner in which the claim forms were filled out by the claimants. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate referenced above. The Trustee anticipates that he will likely object to a number of the new claims which have been filed.

Concerning Claim No. 145 filed by First Security Bank, N.A., related to the Crystal Springs Project, the Trustee and First Security have reached a settlement (which has not yet been fully documented) wherein First Security will reduce its $2,504,869.14 claim related to the Crystal Springs Project to fifty thousand dollars ($50,000.00). This settlement is conditioned upon approval by the Bankruptcy Court.

On or about March 26, 1997 the Honorable Thomas R. Brett, United States District Court Judge, withdrew reference from the Bankruptcy Court of all matters related to the fee applications of the firm of LeBoeuf, Lamb, Greene & MacRae (the "LeBoeuf Firm"). The Trustee estimates that the LeBoeuf firm (which had represented the Official Unsecured Creditors' Committee prior to June 16, 1992) has or will seek final fees and costs (an administrative claim) totaling approximately several hundred thousand dollars. The Trustee intends to object to the allowance of such fees and costs.

In an effort to resolve tax issues relating to the material litigation settlements which have occurred since May 1, 1996, the Trustee filed with the Internal Revenue Service an application to change the Company's tax year from one ending on April 30th to one ending on December 31st. The Trustee desired to change the Company's tax year period (when changed the Company's past tax year would be from May 1, 1996 through December 31, 1996 and thereafter would be on a calendar year basis) in order to facilitate the filing of a plan of reorganization of the Company. By shortening the Company's tax year, the Trustee may be able to receive a prompt tax determination for the tax year ending December 31, 1996, which determination will facilitate any party in interest filing a plan of reorganization because the amount of tax owed by the Debtor, if any, should be quantified (see 11 U.S.C. section 505). The IRS, on February 24, 1997, conditionally granted the Company's application to change its tax year. It is believed that the Company can meet and comply with all of the conditions imposed by the IRS and therefore the Company is proceeding as if its tax year has been changed and a U.S. Corporation Income Tax Return will be filed for the short year ended December 31, 1996. Recently the IRS has notified the Trustee that the IRS will not be auditing the Company's filed consolidated U.S. Corporation Income Tax Return for the period ending
April 30, 1996.

In preparation for a plan of reorganization, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the Application. Hein + Associates has been employed and is now proceeding with work on the audits.

At this time it is not known whether interest will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and (b) the law concerning payment of interest to any particular class of claims is not clear and therefore, even if sufficient funds did exist, the issue of payment of interest (and the applicable rate of interest, if any, and from what date), to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction.

No plan of reorganization negotiations which include the Trustee are now being conducted. However, in light of the settlements to date reached in the Litigation and in light of the December 16, 1996 supplementary claim deadline, the Company is now in the position to begin the process of formulating and proposing a plan of reorganization. Plan negotiations with creditors should soon begin but it will be several months, if not substantially more, before any creditor with an allowed claim can anticipate receiving any distribution from the estate.

In January of 1997 the Trustee, his counsel and the Company's management interviewed several firms who were interested in serving as the Trustee's financial advisor (investment banker) in connection with valuing the Company's (and its affiliates') business assets and assisting the Trustee concerning plan of reorganization issues. The Trustee, with the participation of others, concluded that the firm of Bear Stearns & Co., Inc. was the best qualified to provide the desired service. The Trustee caused an Application seeking approval of his employment of Bear Stearns & Co., Inc as Financial Advisor to
be filed with the Bankruptcy Court.   The hearing on the Application was held
as scheduled on March 20, 1997, at which hearing the Court approved the Application. Bear, Stearns & Co. has been employed by the Trustee and is now in the process of reviewing information and documentation to enable it to provide the required financial advisory services.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

              IN THE UNITED STATES BANKRUPTCY COURT

            FOR THE DISTRICT OF UTAH, CENTRAL DIVISION
-------------------------------------------------------------------------------
In re:                          )
                                )
BONNEVILLE PACIFIC CORPORATION, )       Bankruptcy No. 91A-27701
                                )
               Debtor.          )            (Chapter 11)
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        TRUSTEE'S PRELIMINARY REPORT (ESTIMATE) CONCERNING
                 CLAIMS FILED AGAINST THE ESTATE

     Roger G. Segal, the duly appointed, qualified and acting Chapter 11 trustee for the above-captioned Debtor, pursuant to 11 U.S.C. section 1106(a), files this Preliminary Report (Estimate) Concerning Claims Filed Against the Estate.

A.   Introduction.

     The purpose of this Report is to inform parties-in-interest of the results of the Trustee's preliminary claim review. This Report (and the amounts set forth herein) reflect only the Trustee's estimation of the amount of possible claims against the estate; it is very likely that the amounts stated herein may change materially due to, among other things, amendments to deficient claims, rulings by the Court concerning claim objections(1) or negotiations between the various parties-in-interest. The Trustee reserves the right to file in the future additional reports concerning claims and the amounts thereof against the estate.

B.   General Status of Filed Claims.

     The Court has established two (2) claim bar dates (deadlines), one being the original April 13, 1992 date and the other (the supplemental bar date) being December 16, 1996. As of December 16, 1996 there were a total of not less than

---------------
(1) The Trustee as well as any other party-in-interest may object to any filed claim. 11 U.S.C. section 502(a).

4,247 proofs of claim filed as reflected in the official claims register maintained by the Clerk of the United States Bankruptcy Court in connection with Debtor's case, excluding those claims deemed filed pursuant to 11 U.S.C.
section 1111(a). Between December 17, 1996 and February 28, 1997 there were not less than an additional 319 claims filed.(2)

C.   Secured Claims.

     There are no longer any secured claims against the estate of the Debtor as all such claims have been, with Court approval, either paid in full, compromised (including abandonment of the collateral) or otherwise resolved.

D.   Administrative and Priority Claims.

     At the present time the Trustee estimates that the amount of the unpaid priority or administrative claims against the Debtor's estate to be approximately $10,000,000.00. Such possible claims (most of which would be contingent, i.e., subject to Court allowance or are the subject of current dispute) include, but are not limited to, unpaid fees and costs to professionals employed by the Debtor-in-possession; unpaid fees and costs to a law firm employed by the Unsecured Creditors' Committee; current fees payable (all subject to Court approval) to the Trustee or the Trustee's general counsel, special litigation counsel, special plan counsel, accountants or financial advisor; miscellaneous "substantial contribution" claims; a reserve for payment of well-plugging cost on the Mammoth Project; and state and federal taxes.(3)

E.   Bank Claims.

     At the present time the Trustee estimates that the unsecured claims of financial institutions or similar entities (calculated at the amount owed as of the date of the Debtor's voluntary Chapter 11 petition, December 5, 1991, hereafter the "Petition Date") total approximately $30,500,000.00.(4)

---------------
(2) It is not clear which late claims, if any, the Court will permit to be deemed timely filed. Cf. Pioneer Inv. Services v. Bruswick Assoc.,
     113 S.Ct. 1489 (1993). It is also likely that additional late claims will be filed. Generally the claim amounts included in this Report take into account the late claims filed through February 28, 1997.

(3) The estate's liability for income or other taxes (including any alternative minimum tax) for the tax year ending December 31, 1996 and the current tax year is not finally determined. If significant tax liabilities are assessed to the estate by the respective taxing authorities, then it is possible that the $10,000,000.00 estimated for administrative and priority claims will be too low.

(4) This figure does not include a claim asserted by First Security Bank of Utah, N.A., related to the Crystal Springs Project (Claim No. 145). The Trustee is attempting to negotiate a settlement of such claim; if no settlement is reached then the Trustee intends to object to the claim.

F.   1989 Convertible Subordinated 7  % Debentures (hereafter "Debentures").

     At the present time the Trustee estimates that the unsecured claims of the current holders of the Debentures (calculated at the amount owed as of the Petition Date) total approximately $64,750,000.00.(5) The bank claimants (see paragraph E. above) may argue that these Debenture claims are contractually subordinated to the Bank Claims.

G.   Trade or Miscellaneous (Non-securities) General Unsecured Claims.

     At the present time the Trustee estimates that valid trade claims or other miscellaneous (non-securities related) general unsecured claims (calculated at the amount owed as of the Petition Date) should total approximately between $5,000,000.00 and $6,000,000.00.

H.   Prepetition Debenture Sale Claims.

     Claimants in this category are those persons or entities who between August 15, 1989 (the approximate date of the issuance of the Debentures) and December 5, 1991 sold their Debentures and incurred a loss; such claims are likely subordinated pursuant to 11 U.S.C. section 510(b).

     Of the filed claims in this category, the Trustee estimates that approximately $5,000,000.00 in claims (generally calculated on the net loss between the purchase price and sales price at the time of the prepetition sale) appear to be valid. An additional approximately $500,000.00 in claims (generally calculated on the net loss between the purchase price and sales price at the time of the prepetition sale) in this category have also been filed but such claims require additional investigation by the Trustee or documentation from the claimant; therefore, the Trustee estimates that only an unknown portion of these additional claims will ultimately be determined to be valid.

I.   Post-petition Debenture Sale Claims.

     Claimants in this category would be those persons or entities who on or after December 6, 1991 sold the Debentures they had purchased prepetition and incurred a loss. It is not clear whether these claimants possess any allowable claim. Specifically, an argument can be made that post-petition sellers of the Debentures have no remaining claim against the estate because when the sale occurred each seller transferred (assigned) the entire claim to the buyer of the Debenture and, therefore, the seller no longer has any claim of any kind against the Debtor or its estate. If claimants in this category

---------------
(5) This number is ascertained by adding to the $63,250,000.00 principal amount owed on the Debentures prepetition interest of approximately $1,500,000.00 which interest is calculated at the rate of 7 3/4% per annum for 3 2/3 months (August 15, 1991 to December 5, 1991).

are determined to have allowed claims, then such claims are likely subordinated pursuant to 11 U.S.C. section 510(b).

     If claimants in this category are determined to possess allowable claims against the estate, then of the filed claims in this category the Trustee estimates that approximately $10,000,000.00 in claims (generally calculated on the net loss between the purchase price and sales price at the time of the post-petition sale) appear to be valid. If claimants in this category are determined to possess allowable claims against the estate, then an additional approximately $1,000,000.00 in claims (generally calculated on the net loss between the purchase price and sales price at the time of the post-petition sale) in this category have also been filed but such claims require additional investigation by the Trustee or documentation from the claimant; therefore, the Trustee estimates that only an unknown portion of these additional claims could ultimately be determined to be valid.

J.   Limited Partner Claims.

     Claimants in this category would be persons or entities who purchased limited partnership interests in now defunct partnerships (particularly the Magic Valley partnership) which were affiliated with the Debtor. These claims total approximately $4,000,000.00.(6) The Debtor may possess some valid defenses to these claims; accordingly, the Trustee is investigating these claims further. If claimants in this category are determined to have allowed claims, then such claims may be subordinated pursuant to 11 U.S.C.
section 510(b).

K.   Section 510(b) Equity Claims.

     Claimants in this category are persons or entities who prepetition purchased the Debtor's common stock and because of such purchase suffered a loss.(7) Of the filed claims(8) in this category, the Trustee estimates that
---------------
(6)  The method of loss calculation utilized by the claimants and the time
     (date) at or through which the claim is calculated varies greatly among respective claims.

(7) Such losses include both claimants who sold their stock and those who still retain their stock. As to those claimants who still own the stock, the figures do not include any credit for the current remaining value, if any, of the equity.

(8)  The method of loss calculation utilized by the claimants and the time
     (date) at or through which the claim is calculated varies greatly among the respective claims. Some currently existing equity holders filed claims but apparently unintentionally omitted from the claim their monetary section 510(b) securities related claim; in calculating the total amount of the filed claims in this category the Trustee has assumed, for the time being, that some of these currently existing equity holders also possess a monetary section 510(b) equity claim against the Debtor.

in the range of approximately $40,000,000.00 in claims(9) appear to be valid.(10) An additional approximately $10,000,000.00 in claims(8) in this category have also been filed but such claims require additional investigation by the Trustee or documentation from the claimant (or the claims may be duplicates); therefore, the Trustee estimates that only a portion of these additional claims will ultimately be determined to be valid.

L.   Existing Equity.

     At the present time the Trustee estimates that there are approximately 11,500,000 shares of the Debtor's common stock now held by persons or entities other than the Debtor or the Trustee.(11) Of this amount, Portland General Holdings Inc. is in possession of 2,000,000 shares.

M.   Deeply Subordinated Claims.

     Deeply subordinated claims (i.e., those claims which are subordinated to all other claims against the estate) are claims which arose by reason of the Trustee's negotiated settlements with various creditors. Such claims, all of which have been approved by the Court, total $8,945,000.00.

N.   Post-petition Interest on Claims.

     Various claimants will argue that they are entitled to post-petition interest on their allowed claims.(12) At this time it is not known whether
---------------
(9) This claim amount is generally calculated as follows. If the claimant has sold the stock, then the amount is generally calculated on the net loss between the purchase and the sales price at the time of the sale.
     If the claimant has not sold the stock, then the amount is generally calculated only on the purchase price at the time of purchase; such amount does not include any credit for the current remaining value, if any, of the stock. In calculating the claim amounts (loss), generally the transaction costs (e.g., commissions) have been included.

(10) Such claims amount includes the $10,000,000.00 allowed compromised claim of CIGNA (now assigned) and the $3,000,000.00 claim filed by the plan trustee for the Debtor's ESOP Plan (Claim No. 243).

(11) The Trustee is also in possession of approximately 9,500,000 shares of the common stock of the Debtor; such stock was received by the Trustee as part of his Court approved settlements with the Insiders, Portland General, Westinghouse and others.

(12) Certain classes of creditors (for example, those in categories H., J. and K. above) may also argue that they are entitled to prepetition interest on their claim from the time the claim arose until the Petition Date. Please note that in general the claim amounts for categories H., J. and K. as set forth in this Report do NOT include any prepetition interest calculation from the time the claim arose until the Petition Date.

post-petition interest will ever be paid on any allowed unsecured claim because
a) it is not at all clear that the estate will possess sufficient funds to pay post-petition interest on any particular class of claims, and b) the law concerning payment of post-petition interest to any particular class of claims is not clear and, therefore, even if sufficient funds did exist, the issue of payment of post-petition interest (and the applicable rate of interest, if any) to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction.

O.   Conclusion.


     The preceding Report reflects the results of the Trustee's preliminary claim review. This Report (and the amounts set forth herein) reflect only the Trustee's rough estimate of possible claims against the estate; it is very likely that the figures set forth herein may change materially due to, among other things, amendments to deficient claims, rulings by the Court concerning claim objections or negotiations between the various parties-in-interest. As indicated by this Report, the total allowable claims (liabilities of the Debtor) are at this time far from certain.

     DATED this 17th day of March, 1997.



                              _____________________________________
                              ROGER G. SEGAL, Chapter 11 Trustee
                              for Bonneville Pacific Corporation

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
            Cash Receipts and Disbursements Statement
               For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                       CASH RECONCILIATION

1.  Beginning Cash Balance:                                $122,075,329.50

2.  Cash Receipts: (See Page 2 of 2)105     6,760,875.21

3.  Cash Disbursements: (See Page 2 of 2)   (215,808.71)
                                            ------------
4.  Net Cash Flow:                                            6,545,066.50
                                                           ---------------
5.  Ending Cash Balance: (to Form 2-C)                     $128,620,396.00
                                                           ===============


              CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                      AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                      $710.33       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                   598.12       KEY BANK OF UTAH
GENERAL CORP CASH                 683,865.50       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT    10,907,818.02  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT     10,974,216.71  (A)  US BANK
CHPTR 11 TRUSTEE - JNT CD       5,340,868.09  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT    10,329,783.34  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS        20,142.01  (A)  BANK ONE
UNITED STATES TREASURY BILLS   90,165,580.48       BANK ONE
PROCEEDS FROM ASSET SALES           4,011.45  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE       192,801.95       KEY BANK OF UTAH
                             ---------------
                             $128,620,396.00
                             ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11
    Trustee for disbursements.

                                                                       FORM 2-B
                                                                    Page 1 of 2

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
            Cash Receipts and Disbursements Statement
               For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------

                      CASH RECEIPTS JOURNALS

BANK ACCOUNT                    TOTAL              PAGE REF
PAYROLL ACCOUNT                      $18,372.37        A
PAYROLL TAX ACCOUNT                    9,927.62        B
GENERAL CORP CASH                     20,831.07        C
CHPTR 11 TRUSTEE JOINT ACCT        5,267,740.13        E
CHPTR 11 TRUSTEE - CD ACCT                 0.00       N/A
CHPTR 11 TRUSTEE - JNT CD             67,853.32        F
CHPTR 11 TRUSTEE JOINT ACCT          132,461.11        G
CHPTR 11 TRUSTEE JT SAVINGS       68,599,065.85        H
UNITED STATES TREASURY BILLS      69,869,327.77        I
PROCEEDS FROM ASSET SALES                 11.36        J
KYOCERA MAINTENANCE RESERVE           11,954.23        K
                                ---------------
                                 143,997,544.83
     LESS:  ACCOUNT TRANSFERS   (137,236,669.62)
                                ---------------
     TOTAL CASH RECEIPTS          $6,760,875.21
                                ===============


                   CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                  TOTAL             PAGE REF
PAYROLL ACCOUNT                    $18,409.39       A
PAYROLL TAX ACCOUNT                  9,930.29       B
GENERAL CORP CASH                  226,964.02       D
CHPTR 11 TRUSTEE JOINT ACCT              0.00       E
CHPTR 11 TRUSTEE - CD ACCT               0.00      N/A
CHPTR 11 TRUSTEE - JNT CD                0.00       F
CHPTR 11 TRUSTEE JOINT ACCT              0.00       G
CHPTR 11 TRUSTEE JT SAVINGS     68,598,174.63       H
UNITED STATES TREASURY BILLS    68,599,000.00       I
PROCEEDS FROM ASSET SALES                0.00       J
KYOCERA MAINTENANCE RESERVE              0.00       K
                              ---------------
                               137,452,478.33
     LESS:  ACCOUNT TRANSFERS (137,236,669.62)
                              ---------------
     TOTAL CASH DISBURSEMENTS     $215,808.71
                              ===============

                                                                       FORM 2-B
                                                                    Page 2 of 2

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
                         Payroll Account
               For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                      CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR                AMOUNT        DESCRIPTION
03/12/97   CK# 6200   BPC - GENERAL         $9,162.90    PAYROLL TRANSFER
03/27/97   CK# 6231   BPC - GENERAL          9,209.47    PAYROLL TRANSFER
                                           ----------
     TOTAL CASH RECEIPTS                   $18,372.37
                                           ==========


                    CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE               AMOUNT        DESCRIPTION
03/15/97               PAYROLL SUMMARY      $9,162.90
03/31/97               PAYROLL SUMMARY       9,209.47
03/31/97   BANK STMT   KEY BANK OF UTAH         37.02    SERVICE CHARGE
                                           ----------
     TOTAL CASH DISBURSEMENTS              $18,409.39
                                           ==========

                                A

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
                       Payroll Tax Account
               For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                      CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR           AMOUNT      DESCRIPTION
03/12/97   CK# 6201   BPC - GENERAL   $4,951.72   PR TAX TRANSFER
03/27/97   CK# 6232   BPC - GENERAL    4,975.90   PR TAX TRANSFER
                                      ---------
     TOTAL CASH RECEIPTS              $9,927.62
                                      =========


                   CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                      AMOUNT      DESCRIPTION
03/12/97  CK# 1231   KEY BANK OF UTAH           $4,238.36   FEDERAL TAX DEPOSIT
03/27/97  CK# 1232   KEY BANK OF UTAH            4,258.26   FEDERAL TAX DEPOSIT
03/27/97  CK# 1233   UTAH STATE TAX COMMISSION   1,431.00   STATE TAX DEPOSIT
03/31/9   BANK STMT  KEY BANK OF UTAH                2.67   SERVICE CHARGE
                                                ---------
     TOTAL CASH DISBURSEMENTS                   $9,930.29
                                                =========

                                B

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
                        General Corp Cash
               For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                      CASH RECEIPTS JOURNAL

DATE     DOC #     PAYEE                     AMOUNT      DESCRIPTION
03/11/97 DS031197  AT&T                           $3.09  EXPENSE REIMBURSEMENT
03/11/97 DS031197  BONNEVILLE SPRINGFIELD      1,278.53  BANK ACCOUNT CLOSED
03/11/97 DS031197  SAN DIEGO GAS & ELECTRIC      538.38  ENERGY REVENUE-KYOCERA
03/19/97 DS031997  BEUS GILBERT & MORRILL      4,987.50  EXPENSE REIMBURSEMENT
03/19/97 DS031997  RAVENSCROFT                 2,333.42  BANK ACCOUNT CLOSED
03/31/97 DS033197  DESERET TRUST FOR R. HIXON  7,813.61  SETTLEMENT PAYMENT
03/31/97 DS033197  C. MOWER                      307.47  EXPENSE REIMBURSEMENT
03/31/97 DS033197  D. GARDINER                   369.59  INSURANCE REIMBURSEMENT
03/31/97 BNK STMT  KEY BANK OF UTAH            3,199.48  INTEREST INCOME
                                              ----------
     TOTAL CASH RECEIPTS                      $20,831.07
                                              ==========

                                C

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
                        General Corp Cash
               For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                       CASH DISBURSEMENTS JOURNAL

<CAPTION
>DATE    CHECK # PAYEE                      AMOUNT       DESCRIPTION
03/03/97 1006172 AIRBORNE EXPRESS                 17.00  EXPRESS MAIL EXPENSE
03/03/97 1006173 VOID                           VOID     VOID
03/03/97 1006174 AUTOMATED OFFICE SYSTEMS        311.24  OFFICE SUPPLIES & EXPENSE
03/03/97 1006175 BENEFICIAL LIFE INSURANCE       781.39  INSURANCE - LIFE
03/03/97 1006176 BEUS GILBERT & MORRILL        1,050.00  APARTMENT RENT REIMBURSEMENT
03/03/97 1006177 VOID                           VOID     VOID
03/03/97 1006178 BPC-KYOCERA MAINT RESERVE    11,195.00  TRANSFER - MAINT RESERVE ACCT
03/03/97 1006179 CASH                            490.46  OFFICE SUPPLIES & EXPENSE
03/03/97 1006180 G NEIL COMPANIES                  5.00  OFFICE SUPPLIES & EXPENSE
03/03/97 1006181 HERITAGE PRODUCTS INC            84.75  OFFICE SUPPLIES & EXPENSE
03/03/97 1006182 INTERWEST GROUP INC              45.00  OFFICE SUPPLIES & EXPENSE
03/03/97 1006183 VOID                           VOID     VOID
03/03/97 1006184 VOID                           VOID     VOID
03/03/97 1006185 MOUNTAIN STATES OFF PRODCT      151.95  OFFICE SUPPLIES & EXPENSE
03/03/97 1006186 NATIONAL HEALTH CARE TRUST   22,278.60  INSURANCE HEALTH & DENTAL
03/03/97 1006187 OFFICE TEAM                     158.40  OFFICE SUPPLIES & EXPENSE
03/03/97 1006188 PITNEY BOWES INC                163.64  OFFICE SUPPLIES & EXPENSE
03/03/97 1006189 REDMAN VAN & STORAGE CO         684.74  RENT STORAGE SPACE
03/03/97 1006190 SEDGWICK JAMES OF COLORADO      175.00  INSURANCE-RECLAMATION BONDS
03/03/97 1006191 UNUM LIFE INSURANCE CO        1,625.78  INSURANCE-DISABILITY
03/03/97 1006192 US WEST COMMUNICATIONS          773.46  TELEPHONE EXPENSE
03/03/97 1006193 BONNEVILLE PACIFIC SERVICES   1,454.27  KYOCERA O&M EXPENSE
03/03/97 1006194 TOM MATTHEWS                  1,050.00  RENT-APARTMENT FOR AUDITORS
03/04/97 1006195 AMPCO SYSTEM PARKING            622.00  RENT-PARKING
03/04/97 1006196 MOUNT OLYMPUS WATER              40.53  OFFICE SUPPLIES & EXPENSE
03/04/97 1006197 AMPCO SYSTEM PARKING             75.00  RENT-PARKING
03/04/97 1006198 SALT LAKE COUNTY ASSESSOR     1,169.42  1997 PROPERTY TAXES
03/11/97 1006199 50 WEST BROADWAY ASSOC INC   12,573.00  RENT-OFFICE SPACE & PARKING
03/12/97 1006200 BONNEVILLE PACIFIC/PAYROLL    9,162.90  TRANSFER-PAYROLL ACCT
03/12/97 1006201 BPC PAYROLL TAX ACCOUNT       4,951.72  TRANSFER-PAYROLL TAX ACCT
03/12/97 1006202 WELLS FARGO BANK                759.04  401K CONTRIBUTIONS
03/12/97 1006203 OLSON & REID PC                 160.50  OFFICE SUPPLIES & EXPENSE
03/17/97 1006204 AIRBORNE EXPRESS                  8.50  EXPRESS MAIL EXPENSE
03/17/97 1006205 ARIZONA DEPARTMENT OF REV        45.00  STATE INCOME TAX
03/17/97 1006206 AUTOMATED OFFICE SYSTEMS        266.57  OFFICE SUPPLIES & EXPENSE
03/17/97 1006207 BONNEVILLE PACIFIC SERVICES  22,200.00  KYOCERA O&M EXPENSE
03/17/97 1006208 COMPUSERVE                        9.95  OFFICE SUPPLIES & EXPENSE
03/17/97 1006209 DEAN WITTER REYNOLDS INC        896.80  PROOF OF CLAIMS FEES
03/17/97 1006210 FRONTIER COMMUNICATIONS       1,328.73  TELEPHONE EXPENSE
03/17/97 1006211 IDAHO STATE TAX COMMISSION       60.00  STATE INCOME TAX
03/17/97 1006212 INTERWEST GROUP INC              45.00  OFFICE SUPPLIES & EXPENSE
03/17/97 1006213 INDEPENDENT POWER MARKETS       725.00  DUES & SUBSCRIPTIONS
03/17/97 1006214 VOID                           VOID     VOID

                                  D-1

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                           General Corp Cash
                  For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                 CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      CHECK #    PAYEE                      AMOUNT        DESCRIPTION
03/17/97  1006215    MOUNT OLYMPUS WATER              33.79   OFFICE SUPPLIES & EXPENSE
03/17/97  1006216    OFFICE TEAM                     422.40   OFFICE SUPPLIES & EXPENSE
03/17/97  1006217    OMNI COMPUTER PRODUCTS          256.31   OFFICE SUPPLIES & EXPENSE
03/17/97  1006218    THE PLANT GALLERY               139.00   OFFICE SUPPLIES & EXPENSE
03/17/97  1006219    SAN DIEGO GAS & ELECTRIC        101.26   KYOCERA O&M EXPENSE
03/17/97  1006220    THE SEC INSTITUTE INC         1,790.00   CONFERENCES & SEMINARS
03/17/97  1006221    STEVEN H STEPANEK               237.74   TRAVEL REIMBURSEMENT
03/17/97  1006222    TRAVEL ZONE CRUISE ZONE       2,212.50   TRAVEL EXPENSE
03/17/97  1006223    WELLS FARGO BANK                 15.00   401 BANK FEES
03/17/97  1006224    TODD L WITWER                   762.20   TRAVEL REIMBURSEMENT
03/17/97  1006225    XEROX CORPORATION               402.12   OFFICE SUPPLIES & EXPENSE
03/17/97  1006226    JD GRIFFIN & ASSOCIATES PC    6,149.00   OFFICE SUPPLIES & EXPENSE
03/19/97  1006227    VOID                           VOID      VOID
03/19/97  1006228    MARCIA CUSTER                   800.68   OFFICE SUPPLIES & EXPENSE
03/21/97  1006229    BEAR STEARNS & CO INC       100,000.00   PROFESSIONAL FEES
03/21/97  1006230    UNITED PARCEL SERVICE            13.17   EXPRESS MAIL EXPENSE
03/27/97  1006231    BONNEVILLE PACIFIC/PAYROLL    9,209.47   TRANSFER-PAYROLL ACCT
03/27/97  1006232    BPC PAYROLL TAX ACCOUNT       4,975.90   TRANSFER-PAYROLL TAX ACCT
03/27/97  1006233    WELLS FARGO BANK                759.04   401K CONTRIBUTIONS
03/27/97  1006234    THE PRUDENTIAL                1,038.46   INSURANCE-DISABILITY
03/31/97  BANK STMT  KEY BANK OF UTAH                 50.64   BANK SERVICE CHARGE
                                                -----------
     TOTAL CASH DISBURSEMENTS                   $226,964.02
                                                ===========

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                    Chapter 11 Trustee Joint Account
                  For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR                   AMOUNT          DESCRIPTION
03/11/97               STATE OF CALIFORNIA       $739,323.11   STATE TAX REFUND
03/21/97               YANKE/DINUBA             4,500,000.00   SETTLEMENT PAYMENT
03/31/97   BANK STMT   KEY BANK OF UTAH            28,417.02   INTEREST INCOME
                                               -------------
     TOTAL                                     $5,267,740.13
                                               =============



                       CASH DISBURSEMENTS JOURNAL


DATE        DOC #       PAYEE                   AMOUNT         DESCRIPTION

NONE

                                   E

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                   Chapter 11 Trustee JT - CD Account
                  For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE       DOC #        PAYOR                   AMOUNT      DESCRIPTION
03/31/97   BANK STMT    KEY BANK OF UTAH        $67,853.32  INTEREST INCOME



                       CASH DISBURSEMENTS JOURNAL


DATE       DOC #        PAYEE                   AMOUNT       DESCRIPTION

NONE

                                   F

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                    Chapter 11 Trustee - CD Account
                  For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                        CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR            AMOUNT        DESCRIPTION
03/31/97   BANK STMT   BANK ONE         $132,461.11   INTEREST INCOME


                       CASH DISBURSEMENTS JOURNAL


DATE       DOC #       PAYEE            AMOUNT         DESCRIPTION

NONE

                                   G

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                     Chapter 11 Trustee JT Savings
                  For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR            AMOUNT           DESCRIPTION
03/06/97   MEMO ADVC   BANK ONE         $38,636,000.00   TRNSFR-T-BILL MATURITY
03/13/97   MEMO ADVC   BANK ONE          22,260,000.00   TRNSFR-T-BILL MATURITY
03/20/97   MEMO ADVC   BANK ONE           7,703,000.00   TRNSFR-T-BILL MATURITY
03/31/97   BANK STMT   BANK ONE                  65.85   INTEREST INCOME
                                        --------------
     TOTAL                              $68,599,065.85
                                        ==============



                       CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE            AMOUNT           DESCRIPTION
03/06/97   MEMO ADVC   BANK ONE         $38,635,850.89   TRNSFR-PURCHASE T-BILL
03/13/97   MEMO ADVC   BANK ONE          22,259,695.70   TRNSFR-PURCHASE T-BILL
03/20/97   MEMO ADVC   BANK ONE           7,702,628.04   TRNSFR-PURCHASE T-BILL
                                        --------------
     TOTAL                              $68,598,174.63
                                        ==============

                                   H

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                    Short Term Marketable Securities
                  For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE       DOC #       PAYOR               AMOUNT           DESCRIPTION
03/06/97   MEMO ADVC   BANK ONE               $471,557.09   DISCOUNT COLLECTED
03/06/97   MEMO ADVC   BANK ONE             38,635,850.89   TRNSFR-PURCHASE T-BILL
03/13/97   MEMO ADVC   BANK ONE                595,881.66   DISCOUNT COLLECTED
03/13/97   MEMO ADVC   BANK ONE             22,259,695.70   TRNSFR-PURCHASE T-BILL
03/20/97   MEMO ADVC   BANK ONE                203,714.39   DISCOUNT COLLECTED
03/20/97   MEMO ADVC   BANK ONE              7,702,628.04   TRNSFR-PURCHASE T-BILL
                                           --------------
     TOTAL                                 $69,869,327.77
                                           ==============


                       CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE               AMOUNT          DESCRIPTION
03/06/97   MEMO ADVC   BANK ONE            $38,636,000.00   TRNSFR-T-BILL MATURITY
03/13/97   MEMO ADVC   BANK ONE             22,260,000.00   TRNSFR-T-BILL MATURITY
03/20/97   MEMO ADVC   BANK ONE              7,703,000.00   TRNSFR-T-BILL MATURITY
                                           --------------
     TOTAL                                 $68,599,000.00
                                           ==============

                                   I

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                       Proceeds From Asset Sales
                  For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE       DOC #        PAYOR                 AMOUNT    DESCRIPTION
03/31/97   BANK STMT    KEY BANK OF UTAH      $11.36    INTEREST INCOME


                      CASH DISBURSEMENTS JOURNAL


DATE       DOC #        PAYEE                 AMOUNT    DESCRIPTION

NONE

                                   J

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                      Kyocera Maintenance Reserve
                  For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


                         CASH RECEIPTS JOURNAL

DATE       DOC #      PAYOR                     AMOUNT       DESCRIPTION
03/01/97   CK# 6178   BONNEVILLE PACIFIC CORP   $11,195.00   TRANSFER
03/31/97   BNK STMT   KEY BANK OF UTAH              759.23   INTEREST INCOME
                                                ----------
     TOTAL CASH RECEIPTS                        $11,954.23
                                                ==========


                       CASH DISBURSEMENTS JOURNAL


DATE       DOC #       PAYEE                   AMOUNT         DESCRIPTION

NONE

                                   K

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                 Balance Sheet
                             As of March 31, 1997
-------------------------------------------------------------------------------

ASSETS
Current Assets:
  Cash                                        $128,620,396
  Accounts receivable - trade                        3,697
  Accounts receivable - settlements (Note 4)    10,250,000
  Accounts receivable - affiliates                 298,941
  Prepaid Insurance                                 22,033
  Accrued interest receivable                      690,544
                                              ------------
  Total current assets                                          $139,885,611
Fixed Assets:
  Land                                             198,424
  Equipment, furniture and fixtures              3,750,994
                                              ------------
  Total fixed assets                             3,949,418
  Less: Accumulated depreciation                <3,068,792>
                                              ------------
  Net fixed assets                                                   880,626
Other Assets:
  Investment in and advances to subsidiaries
   and partnership                              30,044,319
  Other assets                                       1,820
                                              ------------
    Total other assets                                            30,046,139
                                                                ------------
TOTAL ASSETS                                                    $170,812,376
                                                                ============
LIABILITIES
Post-petition liabilities:
  Accounts payable - trade                    $     94,227
  Accounts payable - professional fees
    and costs (Note 4)                           6,979,756
  Accrued income taxes payable (Note 5)            170,247
  Taxes payable                                     99,765
  Accrued interest                                       0
                                              ------------
  Total post-petition liabilities                               $ 7,343,995
Pre-petition liabilities:
  Priority claims                                   61,186
  Secured debt                                           0
  Unsecured debt  (Notes 1 and 3)               99,699,658
                                              ------------
Total pre-petition liabilities                                    99,760,844
                                                                ------------
TOTAL LIABILITIES                                                107,104,839

Commitments and Contingent Liabilities (Note 3)

OWNERS' EQUITY
Capital stock or owners' investment                213,752
Paid-in-capital                                121,590,029
Treasury stock                                  <2,308,255>
Retained earnings:
  Pre-petition                                 <56,551,908>
  Post-petition                                    763,919
                                              ------------
TOTAL OWNERS' EQUITY (Notes 1 and 3)                              63,707,537
                                                                ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                            $170,812,376
                                                                ============
                                                                       Form 2-C

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                         Profit and Loss Statement
                    For Period March 1 - March 31, 1997
-------------------------------------------------------------------------------


Gross operating revenue                        $ 103,655
Less discount, returns and allowances                  0
                                               ---------
   Net operating revenue                                   $   103,655

 Cost of goods sold                                           <124,056>
                                                            -----------
   Gross profit                                                <20,401>

Operating expenses:
   Salaries and wages                              28,276
   Rent and leases                                 13,413
   Payroll taxes                                    2,119
   Insurance                                        1,157
   Other                                           22,463
                                                ---------
   Total operating expenses                                    <67,428>
                                                             ----------
   Operating income (loss)                                     <87,829>

Legal and professional fees and costs
  (Note 4)                                      1,754,259
Depreciation, depletion and Administration          1,333
Interest expense                                        0
                                                ---------
   Total                                                    <1,755,592>
                                                            -----------
   Net operating income (loss)                              <1,843,421>

Non-operating income and (expenses):
   Interest income                                553,969
   Other income                                     5,304
 Other income - settlements (Note 4)            5,250,749
   Equity in earnings (losses) of subsidiaries
   and partnerships (Note 2)                      612,709
                                                ---------
      Net non-operating income or (expenses)                 6,422,731
                                                            ----------
      Net income (loss) before income taxes                  4,579,310

     Provision for income taxes (Note 5)                        91,727
                                                            ----------
      NET INCOME (LOSS)                                     $4,487,583
                                                            ==========

                                                                       Form 2-D
                                                                    Page 1 of 3

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
              General Notes to Financial Statements
               For Period March 1 to March 31, 1997
-------------------------------------------------------------------------------


1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. Specifically, prepetition unsecured debt does not include any accrual of interest after December 5, 1991. These financial statements are prepared in a format required by the U.S. Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles
    (GAAP), these financial statements may not comply with GAAP in all respects. Also see the narrative which is attached hereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $11,000,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $50,000,000.00 (including the $10,000,000.00 allowed compromised claim of CIGNA and the $3,000,000.00 claim filed by the plan Trustee for the debtor's ESOP plan) and $8,945,000.00 in deeply subordinated claims, accrued interest on certain claims and potential administrative fees which may be allowed by the Bankruptcy Court.

    The recording of the above described liabilities, if allowed, will reduce equity by a corresponding amount.

    For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997, a copy of which is attached hereto.

                                                                       Form 2-D
                                                                    Page 2 of 3

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
              General Notes to Financial Statements
               For Period March 1 to March 31, 1997
-------------------------------------------------------------------------------


4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of March 31, 1997 and are reflected on the March 31, 1997 Financial Statements. Approved settlements are as follows:

         W. Johnson                $1,250,000
         Westinghouse Electric      6,000,000
         Piper Jaffray              3,000,000
                                  -----------
                                  $10,250,000

5. As of April 30, 1996, Bonneville and Subsidiaries had approximately $150,000,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $140,000,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards. The financial statements reflect an estimated $2,600,000 alternative minimum tax provision and an estimated $350,000 state tax provision resulting from operations and the receipt of proceeds from settlements through the end of the current period.

    The Trustee has requested permission from the Internal Revenue Service to change the tax year end of Bonneville and Subsidiaries to December 31. The request has been granted.

                                                                       Form 2-D
                                                                    Page 3 of 3

                                      BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                  Taxes Payable Schedule (Post-Petition)
                                   For Period March 1 to March 31, 1997
-------------------------------------------------------------------------------

                          Beginning                                  Payments    Date      Check    Ending
                          Balance        Adjustments  Additions      Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                $       0.00   $            $ <4,258.70>   $ 2,124.42  03/12/97  1231     $        0.00
                                                                       2,134.28  03/27/97  1232

   State                          0.00                  <1,431.00>     1,431.00  03/27/97  1233

FICA tax withheld                 0.00                  <2,118.96>     1,056.97  03/12/97  1231
                                                                       1,061.99  03/27/97  1232              0.00


Employer's FICA tax               0.00                  <2,118.96>     1,056.97  03/12/97  1231
                                                                       1,061.99  03/27/97  1232              0.00


Unemployment tax:
   Federal                        0.00                       0.00                                            0.00
   State                          0.00                       0.00          0.00                              0.00

Sales, use & excise taxes         0.00                                                                       0.00
Property taxes              <97,548.00>                 <2,217.00>                                     <99,765.00>

Accrued income tax:
   Federal                  <78,647.00>         0.00   <91,600.00>         0.00                       <170,247.00>
   State                          0.00          0.00                       0.00

Delaware franchise tax            0.00                                                                       0.00

Employee withholding              0.00                  <1,518.08>       759.04  03/12/97  1006202           0.00
                                                                         759.04  03/27/97  1006233
                         --------------  -----------  -------------  ----------                     --------------
TOTALS                   $ <176,195.00>  $      0.00  $<105,262.70>  $11,445.70                     $ <270,012.00>
                         ==============  ===========  =============  ==========                     ==============

                                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                            Insurance Schedule
                                   For Period March 1 to March 31, 1997
-------------------------------------------------------------------------------

                                                                Policy
                                                   Amount of    Expiration  Premium Paid
                          Carrier/Agent            Coverage     Date        Thru Date
Worker's Compensation     Various State Funds      Statutory
                                                   $1,000,000   (A)         03/31/97

General Liability         Travelers Insurance/
                          Sedgwick James            5,000,000   06/06/97    06/06/97

Vehicles                  Travelers Insurance/
  [Hired/Non-owned]       Sedgwick James            5,000,000   06/06/97    06/06/97

Property:
     Bonneville Pacific   Federal Insurance Co./
                          Sedgwick James              735,000   08/17/96    08/17/97

     Kyocera              Federal/Hartford Steam/
                          Sedgwick James            5,352,879   08/17/96    08/17/97


(A)   All workers compensation insurance policies are insured through various state insurance funds.
      As such, they continue in force as premiums are paid and have no policy expiration dates.

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
              Accounts Receivable and Payable Aging
               For Period March 1 to March 31, 1997
-------------------------------------------------------------------------------

                                                       Accounts
                           Non-Affiliate    Accounts    Payable
                           Accounts         Payable     Professional
                           Receivable       Trade       Fees
Under 30 days              $10,253,694    $   81,207    $6,797,271
30 to 60 days                        0         8,446             0
61 to 90 days                        3             0             0
Over 90 days                         0         4,574       182,485
                           -----------    ----------    ----------
Total post-petition         10,253,697        94,227     6,979,756

Pre-petition amounts                 0     3,527,206             0
                           -----------    ----------    ----------
Total accounts receivable  $10,253,697
                           ===========
Total accounts payable                    $3,621,433    $6,979,756
                                          ==========    ==========


                           Affiliate
                           Accounts
                           Receivable

Under 30 days              $    5,103
30 to 60 days                  23,137
61 to 90 days                  45,205
Over 90 days                  225,496
                           ----------
Total post-petition
   affiliate accounts
   receivable             $   298,941
                          ===========


                                                                       Form 2-E
                                                                    Page 3 of 6

                      DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                Case No. 91A-27701
   Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                       For Period March 1 to March 31, 1997
-------------------------------------------------------------------------------

                                               Date of
                                               Court      Estimated
                                  Amount Paid  Approval   Balance Due
Counsel for Unsecured
   Creditors' Committee           $       0               $  139,487
Court Appointed Trustee                   0                  101,736   (1)
Trustee's Counsel                         0                  250,522   (1)
Trustee's Accountants                     0                  103,353
Trustee's Special Plan Counsel            0                  166,699
Special Litigation Counsel for
   Trustee - Costs                        0                  360,186
   Trustee - Fees                         0                5,714,775   (2)
Buccino and Associates                    0                   42,998   (3)
Auditors                                  0                  100,000
Financial Consultants               100,000    3/20/97             0
                                   --------               ----------

   Total                           $100,000               $6,979,756
                                   ========               ==========

---------------
(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees that have been accrued on settlements approved by the Court are as follows:

        1.  $6,000,000.00 - Westinghouse Settlement
                 Fees - $1,980,000.00

        2. $3,000,000.00 - Piper Jaffray Settlement
                 Fees - $990,000.00

        3.   $4,500,000.00 - Yanke Dinuba Settlement
                 Fees - $1,485,000.00

        4.   $1,750,000.00 - Mayer Brown Settlement
                 Fees - $577,500.00

        5.   $1,300,000.00 - Johnson Settlement
                 Fees - $429,000.00

        6.   $767,500.00 - Calpine Settlement
                 Fees - $253,275.00

                                                                       Form 2-E
                                                                    Page 4 of 6

     The $6,000,000.00 Westinghouse settlement payment, the $3,000,000.00 Piper Jaffray settlement payment and approximately $1,250,000.00 of the Johnson settlement have not yet been received by the estate, but the settlements were approved and such settlements have been booked as receivables.

(3) Pursuant to Order dated October 15, 1996, the Court approved the Application for Certain Costs in the amount of $60,297.25 of Buccino & Associates, taken under advisement at a hearing held on August 11, 1992. Payment of the $60,297.25 was ordered but Buccino & Associates was paid an $80,000.00 pre-petition retainer for which it had not accounted. Furthermore the Court's Order, dated October 15, 1996, did not specify whether $59,049.00 in actual fees as well as an additional $13,525.93 in costs which were the subject matter of the application taken under advisement were allowed.
     As a consequence, the Trustee filed a Request for Clarification of the Court's Order dated October 15, 1996 and at a hearing held on April 1, 1997 the Court ordered payment of the sum of $42,997.97 to Buccino & Associates as final fees and costs.

Further information concerning settlements is contained in the narrative which is attached.

                                                                       Form 2-E
                                                                    Page 5 of 6

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
               Schedule of Payments to Principal/Executives
                   For Period March 1 to March 31, 1997
-------------------------------------------------------------------------------

Payee Name         Position    Nature of Payment   Amount
Ralph F Cox        Director    Director fees            0.00

Calvin L Rampton   Director    Director fees            0.00

Clark M Mower      President   Salary              12,566.68


                                                                       Form 2-E
                                                                    Page 6 of 6

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                        Quarterly Fee Summary (1)
                       Month Ended March 31, 1997
-------------------------------------------------------------------------------

                      Cash             Quarterly      Payment
                      Disbursement     Fee Due        Check No.    Date
January               $  220,508.24
February                 169,408.87
March                    215,808.71
                      -------------
Total 1st Quarter        605,725.82

April
May
June
  Total 2nd Quarter

July
August
September
  Total 3rd Quarter

October
November
December
  Total 4th Quarter


(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.


                                                                       Form 2-F